UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities and Exchange Act of 1934

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2014

STATIONDIGITAL CORPORATION
(formerly known as Alarming Devices, Inc.)

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-157010	26-3062327
(State of Organization)	(Commission File Number)	(I.R.S. Employer
Identification No.)

_Highland Park Two, 5700 Oakland Ave, #200, St. Louis, Missouri, 63110_
(Address of principal executive offices)

Registrant's telephone number, including area code:  (855) 782-8466

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Merger  Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Merger  Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Merger  Act (17 CFR 240.13e -4(c))

ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Dismissal of Independent Registered Public Accounting Firm

On July 8, 2014, Li and Company, PC ("Li") was dismissed as the independent registered public accounting firm of StationDigital Corporation, f/k/a Alarming Devices, Inc. (the "Company").  The Company's Board of Directors, acting in the capacity of an audit committee, approved the dismissal of Li.

Li's reports on the Company's financial statements for the years ended August 31, 2013 and 2012, respectively, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles except that the reports for both years indicated that the Company is in the development stage and has suffered operating losses.  Accordingly, such reports indicated that there was substantial doubt as to the Company's ability to continue as a going concern and that the financial statements did not include any adjustments that might result from the outcome of this uncertainty.

During the years ended August 31, 2013 and 2012, and through July 23, 2014, there were no disagreements with Li on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Li, would have caused it to make reference thereto in connection with its reports on the financial statements for such years.  During the years ended August 31, 2013 and 2012, and through July 23, 2014, there were no matters that were either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Li with a copy of the foregoing disclosures and requested Li to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Li agrees with the disclosures.  A copy of Li's letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New Independent Registered Public Accounting Firm

Also on July 8, 2014, the Company's Board of Directors, acting in the capacity of an audit committee, engaged De Joya Griffith, LLC ("De Joya") as the Company's new independent registered public accounting firm to act as the principal accountant to audit the Company's financial statements.  During the Company's fiscal years ended August 31, 2013 and 2012, and through July 18, 2014, neither the Company, nor anyone acting on its behalf, consulted with De Joya regarding the application of accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on the Company's financial statements, and no written report or oral advice was provided that De Joya concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Description

16.1	Letter to the Securities and Exchange Commission from Li and Company, PC regarding the matters disclosed in Item 4.01 of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2014	STATIONDIGITAL CORPORATION

	By:	/s/ Terrance Taylor
Name: Terrance Taylor
Title: Chief Financial Officer